UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04973

Exact name of registrant as specified in charter:	Voyageur Insured Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	November 30, 2010

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free Arizona Fund

November 30, 2010

	Principal
	Amount	Value
Municipal Bonds– 96.16%
Corporate Revenue Bonds – 9.69%
Maricopa County Pollution Control (Palo Verde Project)
Series A 5.05% 5/1/29 (AMBAC)	$2,000,000	$1,849,619
•Series B 5.20% 6/1/43	1,500,000	1,501,110
•Navajo County Pollution Control Revenue (Arizona Public Services-Cholla)	1,500,000	1,613,400
Series D 5.75% 6/1/34
Pima County Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power-San-Juan)
5.75% 9/1/29	750,000	757,598
Series A 4.95% 10/1/20	1,450,000	1,477,289
Series A 5.25% 10/1/40	1,225,000	1,121,745
Puerto Rico Port Authority Revenue (American Airlines)
Series A 6.25% 6/1/26	1,115,000	965,579
Salt Verde Financial Corporation Senior Gas Revenue 5.00% 12/1/37	2,065,000	1,833,307
		11,119,647
Education Revenue Bonds – 11.72%
Arizona Board of Regents University of Arizona System Revenue Series A
5.00% 6/1/21	1,255,000	1,390,666
5.00% 6/1/39	1,500,000	1,515,000
Arizona Health Facilities Authority Healthcare Education Revenue (Kirksville College)
5.125% 1/1/30	1,500,000	1,473,945
Arizona State University Certificates of Participation (Research Infrastructure Project)
5.00% 9/1/30 (AMBAC)	2,000,000	2,009,360
Arizona State University Energy Management Revenue
(Arizona State University-Tempe Campus ll Project) 4.50% 7/1/24	1,385,000	1,409,639
Energy Management Services Conservation Revenue
(Arizona State University-Main Campus Project) 5.25% 7/1/17 (NATL-RE)	1,500,000	1,593,555
Glendale Industrial Development Authority Revenue (Midwestern University) 5.125% 5/15/40	1,200,000	1,179,372
Pima County Industrial Development Authority Educational Revenue
(Tucson Country Day School Project) 5.00% 6/1/37	1,000,000	786,390
South Campus Group Student Housing Revenue
(Arizona State University-South Campus Project) 5.625% 9/1/35 (NATL-RE)	1,000,000	1,000,410
Tucson Industrial Development Authority Lease Revenue (University of Arizona-Marshall Foundation)
Series A 5.00% 7/15/27 (AMBAC)	1,000,000	1,003,420
University of Arizona Certificates of Participation (University of Arizona Project)
Series A 5.125% 6/1/21 (AMBAC)	85,000	88,976
		13,450,733
Electric Revenue Bonds – 8.12%
Mesa Utilities System Revenue 5.00% 7/1/18 (NATL-RE) (FGIC)	2,150,000	2,464,889
Puerto Rico Electric Power Authority Revenue
Series WW 5.00% 7/1/28	1,430,000	1,426,625
Series WW 5.50% 7/1/38	600,000	607,014
Series XX 5.25% 7/1/40	1,250,000	1,236,975
Series ZZ 5.25% 7/1/26	1,500,000	1,551,315
Salt River Project Agricultural Improvement & Power District Electric System Revenue Series B
5.00% 1/1/31 (NATL-RE) (IBC)	2,000,000	2,030,960
		9,317,778
Healthcare Revenue Bonds – 12.72%
Arizona Health Facilities Authority Revenue (Catholic Healthcare West) Series D 5.00% 7/1/28	1,500,000	1,460,580
Glendale Industrial Development Authority Hospital Revenue (John C. Lincoln Health) 5.00% 12/1/42	2,500,000	2,197,400
Maricopa County Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West) Series A
5.50% 7/1/26	1,000,000	1,013,400
6.00% 7/1/39	2,500,000	2,615,825
Scottsdale Industrial Development Authority Hospital Revenue (Scottsdale Healthcare)
Series A 5.25% 9/1/30	1,250,000	1,257,200
University Medical Center Hospital Revenue
5.00% 7/1/35	1,500,000	1,384,305
6.50% 7/1/39	2,500,000	2,653,324
Yavapai County Industrial Development Authority Revenue (Yavapai Regional Medical Center)
Series A 5.25% 8/1/21 (RADIAN)	2,000,000	2,007,740
		14,589,774

Housing Revenue Bond – 0.01%
Pima County Industrial Development Authority Single Family Housing Revenue
Series A-1 6.125% 11/1/33 (GNMA) (FNMA) (FHLMC) (AMT)	15,000	15,014
		15,014
Lease Revenue Bonds – 10.61%
Arizona Game & Fish Department & Community Beneficial Interest Certificates
(Administration Building Project) 5.00% 7/1/32	1,300,000	1,270,568
Arizona State Certificates of Participation Department Administration Series A 5.25% 10/1/25 (AGM)	1,500,000	1,563,405
Marana Municipal Property Facilities Revenue 5.00% 7/1/28 (AMBAC)	575,000	584,378
Maricopa County Industrial Development Authority Correctional Contract Revenue
(Phoenix West Prison) Series B 5.375% 7/1/22 (ACA)	1,000,000	980,960
Phoenix Industrial Development Authority Lease Revenue (Capitol Mall II, LLC Project)
5.00% 9/15/28 (AMBAC)	2,000,000	1,997,520
Pima County Industrial Development Authority Lease Revenue Metro Police Facility
(Nevada Project) Series A
5.25% 7/1/31	1,500,000	1,528,995
5.375% 7/1/39	1,500,000	1,518,960
Pinal County Certificates of Participation 5.00% 12/1/29	1,300,000	1,259,700
Puerto Rico Public Buildings Authority Revenue (Guaranteed Government Facilities) Series D
5.25% 7/1/27	470,000	469,460
University of Arizona Certificates of Participation (University of Arizona Project) Series B
5.00% 6/1/31 (AMBAC)	1,000,000	1,000,700
		12,174,646
Local General Obligation Bonds – 4.51%
Coconino & Yavapai Counties Joint Unified School District #9 (Sedona Oak Creek Project of 2007)
Series A 4.50% 7/1/18 (AGM)	1,520,000	1,746,404
Series B 5.375% 7/1/28	1,350,000	1,430,339
DC Ranch Community Facilities 5.00% 7/15/27 (AMBAC)	1,000,000	963,310
•Gila County Unified School District #10 (Payson School Improvement Project of 2006) Series A
5.25% 7/1/27 (AMBAC)	1,000,000	1,034,810
		5,174,863
§Pre-Refunded Bonds – 6.37%
Phoenix Variable Purpose Series B 5.00% 7/1/27-12	2,435,000	2,479,681
Pinal County Certificates of Participation 5.125% 6/1/21-11 (AMBAC)	2,000,000	2,067,980
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Series K
5.00% 7/1/35-15	750,000	872,970
Puerto Rico Public Buildings Authority Revenue (Guaranteed Government Facilities) Series I
5.25% 7/1/33-14	5,000	5,693
Southern Arizona Capital Facilities Finance Revenue (University of Arizona Project)
5.10% 9/1/33-12 (NATL-RE)	1,250,000	1,348,863
University of Arizona Certificates of Participation (University of Arizona Project) Series A
5.125% 6/1/21-12 (AMBAC)	500,000	533,155
		7,308,342
Special Tax Revenue Bonds – 12.45%
Arizona Tourism & Sports Authority Tax Revenue (Multipurpose Stadium Facilities) Series A
5.00% 7/1/28 (NATL-RE)	1,345,000	1,325,605
Flagstaff Aspen Place Sawmill Improvement District Revenue 5.00% 1/1/32	1,350,000	1,350,149
Gilbert Public Facilities Municipal Property Revenue 5.00% 7/1/25	1,250,000	1,313,138
Marana Tangerine Farm Road Improvement District Revenue 4.60% 1/1/26	924,000	856,631
Mesa Street & Highway Revenue 5.00% 7/1/20 (AGM)	1,000,000	1,122,100
Phoenix Civic Improvement Transition Excise Tax Revenue (Light Rail Project)
5.00% 7/1/20 (AMBAC)	1,570,000	1,670,511
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue
Series C 5.50% 7/1/25 (AMBAC)	1,955,000	2,049,075
Puerto Rico Sales Tax Financing Corporation Revenue First Subordinate
ΩCapital Appreciation Series A 6.75% 8/1/32	3,045,000	2,477,015
Series A 5.75% 8/1/37	1,190,000	1,230,079
Series C 6.00% 8/1/39	835,000	886,494
		14,280,797
State & Territory General Obligation Bonds – 6.44%
Guam Government Series A
6.75% 11/15/29	115,000	124,719
7.00% 11/15/39	1,250,000	1,371,363
Puerto Rico Commonwealth Public Improvement
Series A 5.50% 7/1/19	1,300,000	1,388,348
Series C 6.00% 7/1/39	1,010,000	1,053,965
Un-Refunded Balance Series A
5.125% 7/1/30 (AGM)	480,000	480,432
5.125% 7/1/31	2,000,000	2,001,339
Virgin Islands Public Finance Authority Revenue (Gross Receipts Taxes Loan Note) 5.00% 10/1/31 (ACA)	1,000,000	964,800
		7,384,966

Transportation Revenue Bonds – 5.47%
Arizona State Transportation Board Highway Revenue Subordinated Series A 5.00% 7/1/23	1,000,000	1,071,540
Phoenix Civic Improvement Airport Revenue
(Junior Lien) Series A 5.25% 7/1/33	1,250,000	1,271,613
(Senior Lien) Series B
5.25% 7/1/27 (NATL-RE) (FGIC) (AMT)	1,000,000	1,003,040
5.25% 7/1/32 (NATL-RE) (FGIC) (AMT)	3,000,000	2,933,550
		6,279,743
Water & Sewer Revenue Bonds – 8.05%
Guam Government Waterworks Authority 5.625% 7/1/40	1,170,000	1,100,151
Phoenix Civic Improvement Corporation Waste System Revenue (Junior Lien)
5.00% 7/1/26 (NATL-RE) (FGIC)	3,750,000	3,777,863
Phoenix Civic Improvement Wastewater Corporation Systems Revenue (Junior Lien)
5.00% 7/1/19 (NATL-RE)	1,750,000	1,967,840
5.00% 7/1/24 (NATL-RE) (FGIC)	1,000,000	1,000,640
Scottsdale Water & Sewer Revenue 5.25% 7/1/22	1,150,000	1,391,592
		9,238,086
Total Municipal Bonds (cost $107,573,388)		110,334,389

	Number of
	Shares
Short-Term Investment – 2.27%
Money Market Instrument – 2.27%
Federated Arizona Municipal Cash Trust	2,603,845	2,603,845
Total Short-Term Investment (cost $2,603,845)		2,603,845

Total Value of Securities – 98.43%
(cost $110,177,233)		112,938,234
Receivables and Other Assets Net of Liabilities (See Notes) – 1.57%		1,804,511
Net Assets Applicable to 10,164,532 Shares Outstanding – 100.00%		$114,742,745

•Variable rate security. The rate shown is the rate as of November 30, 2010. Interest rates reset periodically.
§Pre-Refunded Bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of abbreviations:
ACA – Insured by American Capital Access
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by the AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
FGIC – Insured by the Financial Guaranty Insurance Company
FHLMC – Insured by the Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association collateral
GNMA – Government National Mortgage Association collateral
IBC – Insured by Integrity Building Corporation
NATL-RE – Insured by the National Public Finance Guarantee Corporation
RADIAN – Insured by Radian Asset Assurance

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Insured Funds – Delaware Tax-Free Arizona Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities are valued at market value. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (August 31, 2007 – August 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At November 30, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At November 30, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$110,177,233
Aggregate unrealized appreciation	$3,931,786
Aggregate unrealized depreciation	(1,170,785)
Net unrealized appreciation	$2,761,001

For federal income tax purposes, at August 31, 2010, capital loss carryforwards of $32,820 may be carried forward and applied against future capital gains. Capital loss carryforwards will expire in 2012.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of November 30, 2010:

	Level 1	Level 2	Total
Municipal Bonds	$-	$110,334,389	$110,334,389
Short-Term Investment	2,603,845	-	2,603,845
Total	$2,603,845	$110,334,389	$112,938,234

There were no Level 3 securities at the beginning or end of the period.

During the period ended November 30, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities, mainly in Arizona. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At November 30, 2010, 40.23% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund may invest in advance refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding." Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract and are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of November 30, 2010, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

4. Subsequent Events
Management has determined no material events or transactions occurred subsequent to November 30, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: